UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2014 (June 26, 2014)

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 26, 2014, the Company issued a press release announcing that it had priced its concurrent public offerings of an aggregate of 8,500,000 shares of its common stock and an aggregate of 1,500,000 shares of its 5.25% Mandatory Convertible Preferred Stock, Series A-1. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of AmSurg Corp. issued on June 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge
Senior Vice President, Finance and Chief Accounting Officer

Date: June 27, 2014

EXHIBIT INDEX

No.	Exhibit

99.1	Press release of AmSurg Corp. issued on June 26, 2014.